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                                                                   Exhibit 10.13

                                AMENDMENT NO. 1
                                     TO THE
                              TITAN MATCHING PLAN
                              -------------------

     Pursuant to the provisions of Section 8.1 thereof, the Titan Matching Plan (the "Plan") is hereby amended in the following respects only:

     FIRST:  The Plan is hereby amended to change the Plan name from the "Titan
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Matching Plan" to the "Pure Resources Matching Plan."

     SECOND:  Section 1.1(b) of the Plan is hereby amended by restatement in its
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entirety to read as follows:

          (b) A "Change of Control" shall be deemed to have occurred for purposes of the Plan if (i) Pure Resources, Inc. enters into any merger, consolidation or recapitalization pursuant to which the persons serving as directors of Pure Resources, Inc. immediately before such transaction cease to constitute at least 40% of the members of the board of directors of the surviving entity (whether Pure Resources, Inc. or another entity) following consummation of such transaction, (ii) Pure Resources, Inc. sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity, or (iii) Pure Resources, Inc. is to be dissolved and liquidated.

     THIRD:  Section 1.1(e) of the Plan is hereby amended by restatement in its
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entirety to read as follows:

          (e) "Company" means Pure Resources Co., a Delaware corporation, and any successor thereto.

     FOURTH:  Section 1.1(k) of the Plan is hereby amended by restatement in its
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entirety to read as follows:

          (k) "Entry Date" means the first day of each calendar quarter; provided, however, that if Titan Exploration, Inc., the Company or another Employer is a party to a transaction that results in a new group of employees being eligible to participate in the Plan, the Committee may establish additional Entry Dates if the Committee determines in its sole discretion such additional Entry Dates to be appropriate for purposes of allowing such new group of employees who become Covered Employees immediately following the transaction to enter the Plan.
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     FIFTH:  Section 1.1(w) of the Plan is hereby amended by restatement in its
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entirety to read as follows:

          (w) "Plan" means this Pure Resources Matching Plan, effective as of September 1, 1998, and as from time to time in effect thereafter.

     SIXTH:  Section 1.1(bb) of the Plan is hereby amended by restatement in its
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entirety to read as follows:

          (bb) "Pure Resources 401(k) Plan" means the Pure Resources 401(k) Plan (as Amended and Restated Effective as of September 1, 1998), as in effect from time to time.

     SEVENTH:  All references in the Plan to the "Titan 401(k) Plan" are hereby
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replaced with references to the "Pure Resources 401(k) Plan."

     EIGHTH:  All references in the Plan to the "Titan Matching Plan" are hereby
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replaced with references to the "Pure Resources Matching Plan."

     NINTH:  All references in the Plan to the "Titan Matching Trust" are hereby
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replaced with references to the "Pure Resources Matching Trust."

     IN WITNESS WHEREOF, this Amendment has been executed as of this 25th day of May, 2000, subject to the consummation of the merger contemplated by the Agreement and Plan of Merger dated as of December 13, 1999, as amended, by and among Titan Exploration, Inc., Union Oil of California, Pure Resources, Inc., and TRH, Inc. and effective as of the effective time of such merger.

                                    TITAN RESOURCES I, INC.



                                    By:  /s/ William K. White
                                         -----------------------------------
                                         Name: William K. White
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                                         Title:Vice President - Finance, CFO
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